UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2025
FIVE9, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-36383	94-3394123
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3001 Bishop Drive, Suite 350
San Ramon, CA 94583
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (925) 201-2000
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
_______________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	FIVN	The NASDAQ Global Market

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 21, 2025, Five9, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected three directors to the Company’s board of directors, (2) approved, on an advisory basis, the compensation of the Company’s named executive officers, and (3) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. A total of 67,338,143 shares, or 88% of the Company’s common stock outstanding as of the record date of March 25, 2025, were represented in person or by proxy at the Annual Meeting. The matters voted on by the Company’s stockholders and the voting results are as follows:
1. Election of Directors. Each of the three nominees for director were elected as Class II directors to the Company’s board of directors to serve until the Company’s 2028 annual meeting of stockholders or until their successors are duly elected and qualified.

Nominee	Shares For	Shares Withheld	Broker Non-Votes
Susan Barsamian	56,418,253	2,561,446	8,358,444
Jonathan Mariner	39,916,836	19,062,863	8,358,444
David Welsh	43,222,240	15,757,459	8,358,444

2. Advisory vote on executive compensation. The Company’s stockholders approved, on an advisory basis, the compensation of its named executive officers. The proposal received the following votes:

Shares For	Shares Against	Shares Abstained	Broker Non-Votes
48,954,527	9,973,348	51,824	8,358,444
3. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The appointment of KPMG LLP was ratified.

Shares For	Shares Against	Shares Abstained
67,017,181	272,710	48,252

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE9, INC.

Date: May 21, 2025	By:	/s/ Bryan Lee
Bryan Lee
Interim Chief Financial Officer